                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): May 17 , 2000
                                                           -------------



                  PROFESSIONAL TRANSPORTATION GROUP LTD., INC.
                  --------------------------------------------
                            (Exact name of registrant
                          as specified in its charter)



             Georgia                000-22571                58-1915632
--------------------------------------------------------------------------------
         (State or other            (Commission              (I.R.S. Employer
         jurisdiction of            File Number)             Identification No.)
         incorporation)





         1950 Spectrum Circle, Suite B-100, Marietta, Georgia           30067
--------------------------------------------------------------------------------
              (Address of principal executive offices)                (Zip Code)




       Registrant's telephone number, including area code: (678) 264-0400
                                                           --------------




         (Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL SCHEDULES AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

The following financial statements are filed with this report as Exhibit 99.1:

         Dedicated Transportation Services, Inc.

         Independent Auditor's Report

         Balance Sheets at January 31, 2000 and 1999

         Statements of Operations for the years ended January 31, 2000, 1999 and 1998

         Statements of Charges in Shareholders' Equity for the years ended January 31, 2000, 1999 and 1998

         Statements of Cash Flows for the years ended January 31, 2000, 1999 and 1998

         Notes to Financial Statements

(b)      Pro Forma Financial Information.

         The following unaudited pro forma financial statements are filed with this report as Exhibit 99.2:

         Pro Forma Combined Condensed Balance Sheets as of December 31, 1999

         Pro Forma Combined Condensed Balance Sheets as of March 31, 2000
                  (Unaudited)

         Pro Forma Combined Condensed Statements of Operations for the year ended December 31, 1999

         Pro Forma Combined Condensed Statements of Operations for the three months ended March 31, 2000 (Unaudited)

         Notes to Pro Forma Combined Condensed Balance Sheets and Statements of
                  Operations

         The Pro Forma Combined Condensed Balance Sheet of Professional Transportation Group Ltd., Inc. ("PTG") as at December 31, 1999 reflects the financial position of PTG after giving effect to the acquisition of Dedicated Transportation Services, Inc. ("Dedicated") as of January 1, 1999. The Pro Forma Combined Condensed Statements of Operations for the year ended December 31, 1999 and the three months ended March 31, 2000 assume that the acquisition of Dedicated occurred on January 1, 1999, and are based on the operations of PTG for the year ended December 31, 1999 and the three months ended March 31, 2000. The Dedicated balance sheet is presented as of January 31, 2000, its fiscal year end. The Dedicated statement of operations reflects the year ended January 31, 2000 and its quarterly information is reflected as of and for the quarter ended April 30, 2000.

         The unaudited pro forma combined condensed financial statements have been prepared by PTG based upon assumptions deemed proper by it. The unaudited pro forma combined condensed financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of PTG, or of the financial position or results of operations of PTG that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that PTG's financial statements will reflect the acquisition only from the Closing Date, May 17, 2000.

         The unaudited pro forma combined condensed financial statements should be read in conjunction with the historical financial statements and related notes of PTG.

(c)      Exhibits.


         Item No.          Exhibit Description

         2.1               Agreement and Plan of Merger dated May 17, 2000 by and among the Company, DTSI Acquisition, Inc., Dedicated Transportation
                           Services, Inc. and the stockholders of Dedicated (incorporated by reference from the Company's Current Report on Form 8-K dated May 17, 2000 (the "8-K"))*

         10.1              Convertible Preferred Stock and Warrants Purchase Agreement
                           for the purchase of Convertible Series B Preferred Stock
                           (incorporated by reference from the 8-K)

         10.2              Promissory Note dated May 17, 2000 by Serra/Martin Living
                           Trust to the Company (incorporated by reference from the 8-K)

         10.3              Promissory Note dated May 17, 2000 by Mark Kapper to the
                           Company (incorporated by reference from the 8-K)

         10.4              Stock Pledge Agreement dated May 17, 2000 by and between the
                           Company and Mark Kapper (incorporated by reference from the
                           8-K)

         10.5              Stock Pledge Agreement dated May 17, 2000 by and between the
                           Company and Serra/Martin Living Trust (incorporated by
                           reference from the 8-K)

         10.6              Proceeds Agreement dated May 17, 2000 by and among the Company and the stockholders of Dedicated (incorporated by reference from the 8-K)

         99.1              Historical Financial Statements for Dedicated Transportation
                           Services, Inc.

         99.2              Pro Forma Combined Condensed Financial Statements for the
                           Company and Dedicated Transportation Services, Inc.

* Pursuant to Item 601 (b)(2) of Regulation S-K, the Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PROFESSIONAL TRANSPORTATION GROUP
                                               LTD., INC.


                                               By:  /s/ Dennis A. Bakal
                                               ---------------------------------
                                                    Dennis A. Bakal
                                                    Chief Executive Officer
Dated: July 27, 2000

                                  EXHIBIT INDEX


      Exhibit
       Number                                       Exhibit Name
      -------                                       ------------

         2.1               Agreement and Plan of Merger dated May 17, 2000 by and among the Company, DTSI Acquisition, Inc., Dedicated Transportation
                           Services, Inc. and the stockholders of Dedicated (incorporated by reference from the Company's Current Report on Form 8-K dated May 17, 2000 (the "8-K"))*

         10.1              Convertible Preferred Stock and Warrants Purchase Agreement
                           for the purchase of Convertible Series B Preferred Stock
                           (incorporated by reference from the 8-K)

         10.2              Promissory Note dated May 17, 2000 by Serra/Martin Living
                           Trust to the Company (incorporated by reference from the 8-K)

         10.3              Promissory Note dated May 17, 2000 by Mark Kapper to the
                           Company (incorporated by reference from the 8-K)

         10.4              Stock Pledge Agreement dated May 17, 2000 by and between the
                           Company and Mark Kapper (incorporated by reference from the
                           8-K)

         10.5              Stock Pledge Agreement dated May 17, 2000 by and between the
                           Company and Serra/Martin Living Trust (incorporated by
                           reference from the 8-K)

         10.6              Proceeds Agreement dated May 17, 2000 by and among the Company and the stockholders of Dedicated (incorporated by reference from the 8-K)

         99.1              Historical Financial Statements for Dedicated Transportation
                           Services, Inc.

         99.2              Pro Forma Combined Condensed Financial Statements for the
                           Company and Dedicated Transportation Services, Inc.

         * Pursuant to Item 601 (b)(2) of Regulation S-K, the Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.